Intangible Assets, Net	6 Months Ended
Apr. 30, 2025
Intangible Assets, Net [Abstract]
Intangible assets, net
7.	Intangible assets, net

	April 30, 2025	October 31, 2024
Capitalized copyrights, cost	$10,084	$10,193
Less: accumulated amortization	(3,234)	(2,760)
Intangible assets, net	$6,850	$7,433

Capitalized copyrights represent software that is developed or purchased by an entity that will be sold, leased, or marketed as a stand-alone product as well as a software that will be sold as part of another product or process. All costs of developing software prior to establishing its technological feasibility are research and development costs and are expensed as incurred. Technological feasibility is achieved when an entity has completed all planning, designing, coding, and testing activities necessary to establish that the software product can be produced to meet its design specifications, including functions, features, and technical performance requirements. As described in ASC 985-20-25-1, this can be achieved through the use of either (1) a detailed program design, or (2) the combination of a product design and working model, which have been confirmed for completeness by testing. Costs of developing software after establishing technological feasibility are recorded capitalized software.

The capitalized costs of developing software that will be sold, leased, or marketed are amortized separately for each software product. An entity amortized the capitalized costs of the software when the product first became available for general release to customers.

For the six months ended April 30, 2025 and 2024, the Company amortized $506 and $511, respectively.

The estimated amortization expense for these intangible assets in the next five years and thereafter is as follows:

Period ending April 30, 2025:	Amount
2026	$1,008
2027	1,008
2028	1,008
2029	1,008
2030	1,008
Thereafter	1,810
Total:	$6,850
Period ending October 31, 2024:	Amount
2025	$1,021
2026	1,021
2027	1,021
2028	1,021
2029	1,021
Thereafter	2,328
Total:	$7,433